SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:  August 27, 2004
(Date of earliest event reported)

Commission File No. 333-109285



                       Banc of America Funding Corporation
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                Delaware                                56-193-0085
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       (State of Incorporation)           (I.R.S. Employer Identification No.)



        214 North Tryon Street, Charlotte, NC                        28255
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     Address of principal executive offices                         (Zip Code)



                                 (704) 386-2400
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              Registrant's Telephone Number, including area code




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          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   Other Events
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On August 27, 2004, Banc of America Funding Corporation, a Delaware corporation
(the "Registrant"), sold Mortgage Pass-Through Certificates, Series 2004-A, Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-R, Class 1-A-LR, Class 2-A-1, Class 3-A-1, Class 4-A-1, Class 5-A-1, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $609,368,100. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated August 27, 2004, among the Registrant, Wells Fargo Bank, N.A., a servicer, Bank of America, N.A., a servicer, Wachovia Bank, National Association, as trustee, and Wells Fargo Bank, N.A., as securities administrator (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 2004-A, Class B-4, Class B-5 and Class B-6, having an aggregate initial principal balance of $16,844,194 (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

As of the date of initial issuance, the Offered Certificates evidenced an approximate 97.31% undivided interest in a trust (the "Trust"), consisting principally of five pools of adjustable interest rate, monthly pay, fully-amortizing, one- to four-family residential first mortgage loans. The remaining undivided interests in the Trust are evidenced by the Private Certificates distributions on which are subordinated to distributions on the Offered Certificates.

Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

Elections will be made to treat the Trust as two separate REMICs for federal income tax purposes (the "Upper-Tier REMIC" and the "Lower-Tier REMIC," respectively, and each a "REMIC"). The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 2-A-1, Class 3-A-1, Class 4-A-1, Class 5-A-1, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" in the Upper-Tier REMIC. The Uncertificated Lower-Tier Interests shall constitute the "regular interests" in the Lower-Tier REMIC. The Class 1-A-R Certificate shall be the "residual interest" in the Upper-Tier REMIC and the Class 1-A-LR Certificate shall be the "residual interest" in the Lower-Tier REMIC.

ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

(c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------

      (EX-4) Pooling and Servicing Agreement, dated August 27, 2004, among Banc of America Funding Corporation, Wells Fargo Bank, N.A., Bank of America, N.A., Wachovia Bank, National Association, as trustee, and Wells Fargo Bank, N.A., as securities administrator.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANC OF AMERICA FUNDING
                                        CORPORATION


August 27, 2004



                                    By:   /s/ Adam Glassner
                                       -----------------------------------------
                                       Name:  Adam Glassner
                                       Title: Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------
                                                              Paper (P) or
Exhibit No.                 Description                       Electronic (E)
-----------                 -----------                       --------------


   (EX-4)                   Pooling and Servicing Agreement,        E
                            dated August 27, 2004, among
                            Banc of America Funding
                            Corporation, Wells Fargo Bank,
                            N.A., Bank of America, N.A.,
                            Wachovia Bank, National
                            Association, as trustee, and
                            Wells Fargo Bank, N.A., as
                            securities administrator.